PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2019
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT

The property, plant and equipment (“PP&E”) continuity summary is as follows:

	Plant and Equipment		Mineral	Total
(in thousands)	Owned	Right-of-Use	Properties	PP&E

Cost:
Balance – January 1, 2018	$103,186	$-	$166,332	$269,518
Additions	173	-	18,923	19,096
Disposals	(365)	-	-	(365)
Impairment expense	-	-	(6,086)	(6,086)
Reclamation adjustment (note 15)	436	-	-	436
Recoveries	-	-	(222)	(222)
Balance – December 31, 2018	$103,430	$-	$178,947	$282,377

Adoption of IFRS 16 (note 5)	-	944	-	944
Additions	376	38	534	948
Disposals	(104)	(76)	-	(180)
Reclamation adjustment (note 15)	885	-	-	885
Balance – December 31, 2019	$104,587	$906	$179,481	$284,974

Accumulated amortization, depreciation:
Balance – January 1, 2018	$(20,516)	$-	$-	$(20,516)
Amortization	(189)	-	-	(189)
Depreciation	(3,661)	-	-	(3,661)
Disposals	91	-	-	91
Reclamation adjustment (note 15)	189	-	-	189
Balance – December 31, 2018	$(24,086)	$-	$-	$(24,086)

Amortization	(212)	-	-	(212)
Depreciation	(3,527)	(237)	-	(3,764)
Disposals	95	40	-	135
Reclamation adjustment (note 15)	212	-	-	212
Balance – December 31, 2019	$(27,518)	$(197)	$-	$(27,715)

Carrying value:
Balance – December 31, 2018	$79,344	$-	$178,947	$258,291
Balance – December 31, 2019	$77,069	$709	$179,481	$257,259

Plant and Equipment - Owned

The Company has a 22.5% interest in the McClean Lake mill through its ownership interest in the MLJV. The carrying value of the mill, comprised of various infrastructure, building and machinery assets, represents $69,101,000, or 89.7%, of the December 2019 total carrying value amount of owned PP&E assets.

A toll milling agreement amongst the participants of the MLJV and the CLJV provides for the processing of certain future output of the Cigar Lake mine at the McClean Lake mill, for which the owners of the McClean Lake mill receive a toll milling fee and other benefits (Denison further has an agreement with APG reqarding the receipt of certain toll milling fees it receives from this toll milling agreement – see note 13). In determining the units of production amortization rate for the McClean Lake mill, the amount of production attributable to the mill assets has been adjusted to include Denison’s expected share of mill feed related to the CLJV toll milling contract. Milling activities in 2018 and 2019 at the McClean Lake mill have been dedicated to processing and packaging ore from the Cigar Lake mine.

Plant and Equipment – Right-of-Use

In conjunction with the adoption of IFRS 16, the Company has included the cost of various right-of-use (“ROU”) assets within PP&E. ROU assets consist of building, vehicle and office equipment leases. The majority of the value is attributable to the building lease assets which represent the Company’s office and warehousing space located in Toronto and Saskatoon.

Mineral Properties

The Company has various interests in development, evaluation and exploration projects located in Canada which are held directly or through option or various contractual agreements. The following projects, all located in Saskatchewan, represent $162,378,000, or 90.5%, of the carrying value amount of mineral property assets as at December 31, 2019:

a)	Wheeler River - the Company has a 90.0% interest in the project (includes the Phoenix and Gryphon deposits);
b)	Waterbury Lake - the Company has a 66.57% interest in the project (includes the J Zone and Huskie deposits) and also has a 2.0% net smelter return royalty on the portion of the project it does not own;
c)	Midwest - the Company has a 25.17% interest in the project (includes the Midwest Main and Midwest A deposits);
d)	Mann Lake - the Company has a 30.0% interest in the project;
e)	Wolly - the Company has a 21.89% interest in the project;
f)	Johnston Lake - the Company has a 100% interest in the project; and
g)	McClean Lake - the Company has a 22.5% interest in the project (includes the Sue D, Sue E, Caribou, McClean North and McClean South deposits).

Wheeler River

In January 2017, Denison Mines Inc.(“DMI”) executed an agreement (“2017 WRJV Agreement”) with the partners of the WRJV to increase its ownership in the WRJV from 60% up to approximately 66% by the end of fiscal 2018. Under the terms of the 2017 WRJV Agreement, the partners agreed to allow for a one-time election by Cameco Corp. (“Cameco”) to fund 50% of its ordinary 30% share of the WRJV expenses for fiscal 2017 and 2018. The shortfall in Cameco’s contribution was funded by DMI (with DMI funding 75% of the WRJV expenses) in exchange for a transfer of a portion of Cameco’s interest in the WRJV. In 2017, DMI increased its interest in the WRJV from 60% to 63.3% under the terms of the 2017 WRJV Agreement.

In September 2018, DMC announced an agreement (“2018 WRJV Agreement”) with Cameco to acquire Cameco’s remaining minority interest in the WRJV. On October 26, 2018, the 2018 WRJV Agreement was completed and DMC acquired Cameco’s then 23.92% remaining interest in the WRJV in exchange for the issuance of 24,615,000 common shares of DMC (note 18).

In conjunction with the completion of the 2018 WRJV Agreement, the 2017 WRJV Agreement was terminated. At that time, in accordance with the 2017 WRJV Agreement, DMI’s interest in the WRJV was increased from 63.3% to 66.08%. Combined, Denison’s interest in the WRJV is 90%.

Cameco’s WRJV minority interest acquired by DMC via the 2018 WRJV Agreement has been accounted for as an asset acquisition with share based consideration. DMC has recorded a total acquisition value of $17,688,000, including transaction costs of $457,000. The total acquisition value includes $17,529,000 of share based consideration which has been valued using Denison’s closing share price on October 26, 2018 of $0.70 per share.

Waterbury Lake

In 2018, the Company increased its interest in the Waterbury Lake property from 64.22% to 65.92% and further increased it again in 2019 to 66.57% under the terms of the dilution provisions in the agreements governing the project (see note 24).

Hook Carter

In November 2016, Denison completed the purchase of an 80% interest in the Hook-Carter property, located in the southwestern portion of the Athabasca Basin region in northern Saskatchewan, from ALX Uranium Corp (“ALX”), with ALX retaining a 20% interest.

Under terms in the agreement, Denison agreed to fund ALX’s share of the first $12,000,000 in expenditures on the property. As at December 31, 2019, the Company has spent $6,712,000 towards ALX’s carried interest on the project since its acquisition in November 2016 (December 31, 2018: $4,926,000).

Moon Lake South

In January 2016, the Company entered into an option agreement with CanAlaska Uranium Ltd (“CanAlaska”) to earn an interest in CanAlaska’s Moon Lake South project located in the Athabasca Basin in Saskatchewan. Under the terms of the option, Denison can earn an initial 51% interest in the project by spending $200,000 by December 31, 2017 and it can increase its interest to 75% by spending an additional $500,000 by December 31, 2020.

As at December 31, 2019, the Company has spent $579,000 under the option and has earned a 51% interest in the project.

Moore Lake

In August 2016, the Company completed an agreement to option its then 100% interest in the Moore Lake property to Skyharbour Resources Ltd (“Skyharbour”) in exchange for cash ($500,000 over 5 years), stock (4,500,000 common shares of Skyharbour) and exploration spending commitments ($3,500,000 over 5 years). Denison received 4,500,000 common shares of Skyharbour on closing.

In August 2018, Denison received the final $300,000 of cash consideration from Skyharbour, completing all of the commitments required under the option agreement. In conjunction with the final cash payment received, Denison recognized a recovery of $212,000 as a reduction of the remaining carrying value of the property, a gain on disposal of $88,000 and transferred its 100% ownership interest in Moore Lake to Skyharbour.

Under the terms of the option agreement, Denison has various back-in rights to re-acquire a 51% interest in the Moore Lake property. In August 2018, Skyharbour achieved the required $3,500,000 in expenditures on the project to trigger the first stage buyback option, which Denison elected not to exercise. Denison retains a second stage buyback option on the property until a further $3,000,000 in expenditures have been incurred on the project by Skyharbour.

Under the terms of the option agreement, Denison is also entitled to nominate a member to Skyharbour’s Board of Directors for as long as Denison maintains a minimum ownership position of 5%. As at December 31, 2019, Denison’s ownership interest in Skyharbour is approximately 7.17% (December 31, 2018: 8.49%).

Murphy Lake

In November 2019, Denison completed an agreement with Eros Resources Corp (“Eros”) to acquire Eros’s minority interest in the Murphy Lake project. Denison acquired Eros’s 17.42% minority interest in Murphy Lake in exchange for the issuance of 32,262 common shares of DMC and the granting of a 1.5% net smelter return royalty on the project. Denison’s interest in Murphy Lake is now 100%.

Eros’s minority interest acquired by Denison has been accounted for as an asset acquisition with share based consideration. Denison has recorded a total acquisition value of $40,000, which includes transaction costs of $21,000 and $19,000 of share based consideration which has been fair valued using Denison’s closing share price on November 28, 2019 of $0.58 per share

Other Properties

In December 2018, due to the Company’s then current intention to let various claims on three of its Canadian properties lapse in the normal course, the Company has recognized impairment charges of $6,097,000. The impairment charge was recognized within the Mining Segment. The remaining recoverable amount of these three properties was estimated to be $1,208,000 which reflected the results of a market-based fair value less costs of disposal assessment completed using both observable and unobservable inputs, including market valuations for recent uranium property transactions, the Company’s proprietary data about its properties and management’s interpretation of that data. The Company classified its valuation within Level 3 of the fair value hierarchy. A value in use calculation was not applicable as the Company did not have any expected cash flows from using these properties at this time.